--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              CALIFORNIA MUNICIPALS
                                    FUND INC.
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               CLASSIC SERIES | ANNUAL REPORT | FEBRUARY 28, 2003

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

[LOGO] Classic Series

Annual Report o February 28, 2003

SMITH BARNEY CALIFORNIA
MUNICIPALS FUND INC.

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JOSEPH P. DEANE
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Joseph P. Deane has more than 32 years of securities business experience and has managed the Fund since its inception.

Education: BA in History from Iona College

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FUND OBJECTIVE
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The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.** The Fund invests at least 80% of its net assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.

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FUND FACTS
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FUND INCEPTION
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April 9, 1984

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
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32 Years

                                    Class A        Class B           Class L
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NASDAQ                               SHRCX          SCABX             SCACX
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INCEPTION                           4/9/84         11/6/92           11/14/94
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----------
** Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

             Average Annual Total Returns as of February 28, 2003*

                                                 Without Sales Charges(1)

                                          Class A         Class B       Class L
--------------------------------------------------------------------------------
One-Year                                   3.59%           3.02%         2.99%
--------------------------------------------------------------------------------
Five-Year                                  4.63            4.10          4.04
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Ten-Year                                   6.12            5.57           N/A
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Since Inception+                           8.00            6.31          7.21
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                                                   With Sales Charges(2)

                                          Class A         Class B       Class L
--------------------------------------------------------------------------------
One-Year                                  (0.57)%         (1.43)%        0.98%
--------------------------------------------------------------------------------
Five-Year                                  3.78            3.93          3.83
--------------------------------------------------------------------------------
Ten-Year                                   5.69            5.57           N/A
--------------------------------------------------------------------------------
Since Inception+                           7.77            6.31          7.09
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

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What's Inside

Letter From the Chairman ..................................................    1

Manager Overview ..........................................................    2

Historical Performance ....................................................    5

Fund at a Glance ..........................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   19

Statement of Operations ...................................................   20

Statements of Changes in Net Assets .......................................   21

Notes to Financial Statements .............................................   22

Financial Highlights ......................................................   27

Tax Information ...........................................................   29

Independent Auditors' Report ..............................................   30

Additional Information ....................................................   31

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

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Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

A persistent pessimistic climate fed by the situation in Iraq, the threat of terrorism at home, the dubious strength of corporate earnings, and concerns over consumer spending, continued to prompt many investors to seek safer alternatives to equity investing. The resulting increased demand for municipal securities caused their prices to rally. Recent yields for many municipal securities are at historic highs relative to U.S. Treasuries, which has also made them a compelling alternative for many investors. However, many market pundits have voiced concerns that this dramatic price increase may not be sustainable, especially if the Federal Reserve raises interest rates.

No matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

o First and foremost, you should talk with your financial adviser, who will work with you to find the best solutions for your individual investing needs.

o Secondly, now is a great time to review your investment plan. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.


Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

March 14, 2003


                 1   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the 12 months ended February 28, 2003, the Smith Barney California Municipals Fund Inc.'s ("Fund") Class A shares, without sales charges, returned 3.59%. The Fund underperformed its unmanaged benchmark, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")(i), which returned 7.67% for the same period. It also underperformed its Lipper peer group of California municipal debt funds, which returned 5.81% for the same period.(1)

Bonds with longer maturities are typically more sensitive to interest rate movements. In order to minimize fluctuations in the Fund that may occur if interest rates were to rise, we reduced the average maturity of issues held in the portfolio. This more conservative investment approach resulted in the Fund's underperformance relative to the Lehman Municipal Index and its Lipper peer group, as our goal has been to focus on preserving capital through a shorter average duration(ii) rather than to seek marginally higher yields available through longer-term bonds. Although this approach resulted in short-term underperformance, we believe it will benefit the Fund in the longer-term when interest rates rise. Another advantage to this approach is that the Fund's shorter average duration will enable us to access potentially higher-yielding issues in the future.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

The Economic State of California

California's tax collections were extremely weak during the period due to a sluggish local economy and the stock market's decline, which reduced the level of state revenues derived from capital gains taxes and personal income taxes. The state's financial projections for its current fiscal year and through the 2003-2004 period deteriorated throughout the period, particularly since October. Given California's economic picture, Standard & Poor's Ratings Service(iii) downgraded its ratings on California's general obligation debt last year to its current rating of "A."

The State faces a budget shortfall that is expected to reach nearly $35 billion by the end of 2004. Governor Gray Davis recently proposed increasing taxes and cutting government programs and services to help address this situation. Nevertheless, given the budgetary challenges facing the State, as of February's close the Fund held less than one percent of its net assets in California's general obligation issues and most of these issues held were insured for payment of principal. Rather than target general obligation bonds issued by the state, we have focused our attention on revenue bonds issued by California municipalities. We have particularly targeted issues that provide essential services such as water-and-sewer, transportation and education entities. Many of these insured bond issues carry credit ratings of "AAA" and have recently offered yields at historically high levels relative to Treasuries.

Bonds Bolstered By Economic Concerns

When the period began in June, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money from riskier assets into more conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds issued throughout the U.S., including California, during the early fall. However, U.S. Treasury securities generated the strongest performances in the investment-grade arena.(iv) Higher-yielding(v) (e.g. non-investment-grade) municipal bond issues in general came under pressure due to concerns regarding their higher credit risk, although the Fund has maintained very little exposure to this sector.

----------
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended February 28, 2003, calculated among 111 funds in the California municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.


                 2   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

Shift in Sentiment

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")(vi) cut short-term interest rates to a 41-year low to help stimulate the economy. (Lower rates can encourage consumers to borrow and subsequently spend more, thereby increasing economic activity.) That month investors reallocated investment capital from Treasuries and investment-grade municipal securities into higher-yielding, riskier securities in other taxable fixed-income asset classes anticipating that the economy would improve and help strengthen issuers' credit profiles. As concerns regarding Iraq and the economy resurfaced, however, investors again gravitated to higher-rated bond issues. The performance of revenue and general obligation debt issued by California municipalities lagged that of the national average over the 12-month period, but they slightly outperformed national issues in their respective categories in February as concerns about California's economy eased to an extent (although the state still faces significant budgetary challenges).

In contrast to the short-term shifts in sentiment that occurred throughout the period, we maintained a long-term perspective and defensive posture in the Fund by maintaining a shorter duration that favors preserving capital over attaining higher yields. Our rationale has been that once the uncertainties associated with Iraq subside, the economy will begin to improve and the Fed may subsequently raise interest rates.

Interest Rate Changes Expected

During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed, as bond prices move opposite to interest rate movements. Going forward through 2003 and 2004 (the latter being a presidential year), however, we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Our optimistic outlook of the economy is supported, in part, by comments from the Fed released after it opted not to change its interest rate targets at its meeting in January. According to the Fed's statement, as concerns regarding rising oil prices and geopolitical risks lift, "the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help keep the economy from becoming "overheated" and minimize inflation concerns. Furthermore, the expanding federal budget deficit may oblige the U.S. Treasury Department to increase its borrowing, which may also contribute to a higher-yield environment later this year. Given our view of the interest rate environment ahead, we have maintained a conservative posture in the Fund.

Our Defensive Approach

To help minimize fluctuations in the Fund that may arise associated with potential interest rate hikes ahead, we plan to continue maintaining a shorter average life of bonds in the Fund than we have in recent years, given that bonds with longer maturities are more sensitive to interest rate swings. We also plan to continue seeking out issues with higher coupon payments, as these issues often tend to be less volatile to interest rate hikes versus bonds with lower coupon rates. Furthermore, we will continue to use U.S. Treasury futures, which are exchange-traded contracts that may be used for hedging purposes, to help reduce fluctuations in the Fund's net asset value in the event rates were to rise. We have maintained some cash on the sidelines to invest when higher-yielding opportunities present themselves.

In terms of our securities selection, we will continue to target higher-rated essential service revenue bonds. We have tended to avoid uninsured hospital issues but have invested in them where we perceived value on a risk/reward basis. We invested in a diversified array of sectors where we perceived relative values, rather than focus on specific sectors. Although many municipalities have been faced with budgetary challenges due to weaker tax receipts, when choosing municipal bond investment candidates, we focus on searching for bonds issued by municipalities that we feel are prudently balancing their budgets for


                 3   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders
the longer haul. For example, we favor those governments with relatively better credit profiles that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt to raise cash as part of short-term budgetary solutions. Although we anticipate the national economy will improve, we intend to continue focusing on higher-rated issues, which are more liquid than lower-rated higher-yielding issues. In terms of California's local economy, we will continue to vigilantly monitor the State's fiscal situation and favor investment in revenue bond issues in the foreseeable future.

Going forward, we plan to pursue these more conservative approaches as we keep a close eye on the global economy and the financial markets.

Experience Counts

Given that the prices of Treasuries have rallied considerably during the past two years, the yields on many municipal bonds are hovering at very competitive levels versus those on Treasuries. However, because the interest paid by municipal bonds is exempt from federal income taxes, we believe they are a particularly favorable alternative to Treasuries on an after-tax basis. Even on a pre-tax basis, however, the average yields on 10-year investment-grade municipal bonds were hovering at historically high levels exceeding 95% of those on Treasuries with comparable maturities, as of the period's close. Furthermore, if interest rates were to rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. However, when investing in municipal bonds, we believe that our experience can make a significant difference when it comes to securities- and maturity-selection, particularly when navigating through the current market environment.

Thank you for your investment in the Smith Barney California Municipals Fund Inc. We look forward to continuing to help you meet your investment objectives.


Sincerely,


/s/ Joseph P. Deane


Joseph P. Deane
Vice President and Investment Officer

March 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 9 through 16 for a list and percentage breakdown of the Fund's holdings..

----------
(i) The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(ii) Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

(iii) Standard & Poor's Ratings Service is a nationally recognized credit rating agency.

(iv) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.

(v) High-yield bonds are subject to additional risk such as the increased risk of default because of the lower credit quality of the issuer.

(vi) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.


                 4   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                   Net Asset Value
                ---------------------
                Beginning       End      Income      Capital Gain     Total
Year Ended       of Year      of Year   Dividends    Distributions   Returns(1)+
================================================================================
2/28/03          $16.93       $16.76     $0.77          $0.00         3.59%
--------------------------------------------------------------------------------
2/28/02           16.70        16.93      0.78           0.00         6.20
--------------------------------------------------------------------------------
2/28/01           15.28        16.70      0.78           0.00        14.70
--------------------------------------------------------------------------------
2/29/00           16.93        15.28      0.76           0.00        (5.36)
--------------------------------------------------------------------------------
2/28/99           16.99        16.93      0.80           0.10         5.02
--------------------------------------------------------------------------------
2/28/98           16.26        16.99      0.84           0.23        11.44
--------------------------------------------------------------------------------
2/28/97           16.31        16.26      0.85           0.20         6.37
--------------------------------------------------------------------------------
2/28/96           15.40        16.31      0.84           0.03        11.93
--------------------------------------------------------------------------------
2/28/95           16.15        15.40      0.89           0.19         2.46
--------------------------------------------------------------------------------
2/28/94           16.70        16.15      0.84           0.65         5.92
================================================================================
Total                                    $8.15          $1.40
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                   Net Asset Value
                ---------------------
                Beginning       End      Income      Capital Gain     Total
Year Ended       of Year      of Year   Dividends    Distributions   Returns(1)+
================================================================================
2/28/03          $16.92       $16.74     $0.68          $0.00         3.02%
--------------------------------------------------------------------------------
2/28/02           16.69        16.92      0.70           0.00         5.69
--------------------------------------------------------------------------------
2/28/01           15.28        16.69      0.70           0.00        14.06
--------------------------------------------------------------------------------
2/29/00           16.93        15.28      0.67           0.00        (5.87)
--------------------------------------------------------------------------------
2/28/99           16.98        16.93      0.71           0.10         4.56
--------------------------------------------------------------------------------
2/28/98           16.25        16.98      0.76           0.23        10.88
--------------------------------------------------------------------------------
2/28/97           16.32        16.25      0.77           0.20         5.73
--------------------------------------------------------------------------------
2/28/96           15.40        16.32      0.76           0.03        11.39
--------------------------------------------------------------------------------
2/28/95           16.15        15.40      0.80           0.19         1.89
--------------------------------------------------------------------------------
2/28/94           16.70        16.15      0.76           0.65         5.40
================================================================================
Total                                    $7.31          $1.40
================================================================================


                 5   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                           Net Asset Value
                        ---------------------
                        Beginning       End      Income      Capital Gain     Total
Year Ended               of Year      of Year   Dividends    Distributions   Returns(1)+
========================================================================================
2/28/03                  $16.90       $16.72     $0.67          $0.00           2.99%
----------------------------------------------------------------------------------------
2/28/02                   16.68        16.90      0.69           0.00           5.59
----------------------------------------------------------------------------------------
2/28/01                   15.26        16.68      0.69           0.00          14.09
----------------------------------------------------------------------------------------
2/29/00                   16.91        15.26      0.66           0.00          (5.92)
----------------------------------------------------------------------------------------
2/28/99                   16.97        16.91      0.70           0.10           4.45
----------------------------------------------------------------------------------------
2/28/98                   16.24        16.97      0.75           0.23          10.83
----------------------------------------------------------------------------------------
2/28/97                   16.31        16.24      0.77           0.20           5.68
----------------------------------------------------------------------------------------
2/28/96                   15.40        16.31      0.76           0.03          11.30
----------------------------------------------------------------------------------------
Inception* -- 2/28/95     14.19        15.40      0.23           0.19          11.72++
========================================================================================
Total                                            $5.92          $0.75
========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Year Ended 2/28/03                         3.59%           3.02%          2.99%
--------------------------------------------------------------------------------
Five Years Ended 2/28/03                   4.63            4.10           4.04
--------------------------------------------------------------------------------
Ten Years Ended 2/28/03                    6.12            5.57            N/A
--------------------------------------------------------------------------------
Inception* through 2/28/03                 8.00            6.31           7.21
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Year Ended 2/28/03                        (0.57)%         (1.43)%         0.98%
--------------------------------------------------------------------------------
Five Years Ended 2/28/03                   3.78            3.93           3.83
--------------------------------------------------------------------------------
Ten Years Ended 2/28/03                    5.69            5.57            N/A
--------------------------------------------------------------------------------
Inception* through 2/28/03                 7.77            6.31           7.09
================================================================================


                 6   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (2/28/93 through 2/28/03)                                81.17%
--------------------------------------------------------------------------------
Class B (2/28/93 through 2/28/03)                                71.98
--------------------------------------------------------------------------------
Class L (Inception* through 2/28/03)                             78.16
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.


                 7   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Smith Barney California Municipals Fund Inc. at a Glance (unaudited)
================================================================================

Value of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Fund Average+

--------------------------------------------------------------------------------

                         February 1993 -- February 2003

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                  Smith Barney
                   California          Lehman Brothers       Lipper California
               Municipal Fund, Inc.     Municipal Bond        Municipal Debt
                  Class A Shares            Index              Fund Average
               --------------------    ---------------       -----------------
Feb 1993              9598                  10000                  10000
Feb 1994             10164                  10554                  10551
Feb 1995             10413                  10753                  10577
Feb 1996             11695                  11940                  11676
Feb 1997             12441                  12598                  12239
Feb 1998             13864                  13750                  13388
Feb 1999             14560                  14660                  14118
Feb 2000             13780                  14355                  12957
Feb 2001             15805                  16126                  14605
Feb 2002             16785                  17228                  15406
Feb 2003             17388                  18549                  16299

+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1993, assuming the deduction of the maximum 4.00% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 2003. The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Fund Average is composed of an average of the Fund's peer group of 111 mutual funds investing in California municipal bonds as of February 28, 2003. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           Industry Diversification*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a bar chart in the printed material.]

                         5.3%     Education
                         9.9%     Escrowed to Maturity
                         6.4%     Finance
                         5.2%     General Obligation
                        10.3%     Hospitals
                         2.9%     Housing: Single-Family
                         3.5%     Pre-Refunded
                         4.8%     Tax Allocation
                         5.5%     Transportation
                        19.5%     Water and Sewer
                        26.7%     Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Standard            Percentage
                Moody's      & Poor's      of Total Investments
                -------      --------      --------------------

                  Aaa          AAA                 67.4%

                  Aa           AA                  12.7

                   A            A                  11.8

                  Baa          BBB                  4.6

                  Ba           BB                   1.7

                  Caa          CCC                  0.3

                  NR           NR                   0.9

              VMIG 1/P-1    SP-1/A-1                0.6
                                                  -----
                                                  100.0%
                                                  ======
--------------------------------------------------------------------------------

* As a percentage of total investments. These holdings are as of February 28, 2003 and are subject to change.


                 8   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Education -- 5.3%
$  2,000,000     AAA       Adelanto School District, Series B, FGIC-Insured, zero coupon due 9/1/18           $    908,520
                           California Educational Facilities Authority Revenue:
   2,980,000     Aa3*        Claremont University Center, Series B, 5.000% due 3/1/24                            3,046,931
     230,000     A2*         Loyola Marymount University, 5.750% due 10/1/24                                       241,175
                             Pepperdine University, Series A:
   1,775,000     A1*            5.000% due 11/1/18                                                               1,848,006
   1,500,000     A1*            5.000% due 11/1/29                                                               1,495,515
   6,125,000     Ba1*        Pooled College & University Project, Series A, Partially Pre-Refunded,
                                5.500% due 7/1/15                                                                5,803,192
   1,000,000     A1*         Scripps College, 5.250% due 8/1/26                                                  1,025,210
                             Southwestern University Project:
   2,635,000     A3*            6.600% due 11/1/14                                                               2,876,840
   6,505,000     A3*            6.700% due 11/1/24                                                               7,080,042
  15,000,000     AAA         Stanford University, Series Q, 5.250% due 12/1/32 (b)                              15,645,750
     575,000     A-        California State Public Works Board, Lease Revenue, High Technology
                             Facility, San Jose Facilities, Series A, 7.750% due 8/1/06                            637,704
   2,000,000     AAA       California State University Foundation Revenue, Monterey Bay, MBIA-
                             Insured, 5.350% due 6/1/31                                                          2,103,160
   1,000,000     AAA       Fullerton University Foundation, Auxiliary Organization Revenue,
                             Series A, MBIA-Insured, 5.750% due 7/1/30                                           1,092,240
   1,530,000     AAA       Santa Rosa High School District, FGIC-Insured, 5.900% due 5/1/14                      1,628,226
                           Standard School District COP, (Capital Improvement Project), Series A:
     320,000     A           6.200% due 3/1/10                                                                     342,669
     340,000     A           6.250% due 3/1/11                                                                     364,252
   2,600,000     AAA       Victor Valley Unified High School District, MBIA-Insured, 5.750% due 11/1/17          2,887,222
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                49,026,654
--------------------------------------------------------------------------------------------------------------------------
Electric -- 1.8%
  10,000,000     A3*       California State Department of Water Resources, Power Supply Revenue,
                             Series A, 5.250% due 5/1/20 (b)                                                    10,382,200
                           Sacramento Power Authority, Cogeneration Project Revenue:
   1,800,000     BBB-        6.500% due 7/1/07                                                                   2,036,448
   1,800,000     BBB-        6.500% due 7/1/08                                                                   2,024,190
   2,200,000     BBB-        6.500% due 7/1/09                                                                   2,459,138
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,901,976
--------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 9.9%
     270,000     AAA       Contra Costa County Home Mortgage Revenue, Mortgage-Backed Securities
                             Program, GNMA-Collateralized, 7.750% due 5/1/22 (d)                                   374,269
     100,000     AAA       Kern High School District, Series C, MBIA-Insured, 8.750% due 8/1/03                    103,106
     120,000     AAA       Martinez Home Mortgage Revenue Bonds, 10.750% due 2/1/16                                178,955
   2,670,000     AAA       Ontario Redevelopment Financing Authority, Tax Allocation Bonds,
                             (Redevelopment Project No. 1), MBIA-Insured, 5.800% due 8/1/23                      2,769,938
   3,325,000     AAA       Perris Single-Family Mortgage Revenue, Series A, Mortgage-Backed
                             Securities Program, 8.300% due 12/1/13 (d)                                          4,389,964
                           Riverside County Single-Family Mortgage Revenue, Series A, Mortgage-
                             Backed Securities Program, GNMA-Collateralized:
   2,620,000     AAA            8.300% due 11/1/12 (d)                                                           3,601,138
   1,000,000     AAA            7.800% due 5/1/21 (d)                                                            1,389,380
   2,000,000     AAA       San Bernardino County COP, (Capital Facility Project), Series B,
                             6.875% due 8/1/24                                                                   2,589,700
     150,000     AAA       San Francisco Airport Improvement Corp. Lease Revenue, (United
                             Airlines Inc.), 8.000% due 7/1/13                                                     188,892

                       See Notes to Financial Statements.


                 9   Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Escrowed to Maturity (c) -- 9.9% (continued)
                           San Joaquin Hills, CA Transportation Corridor Agency, Toll Road Revenue:
$  5,000,000     AAA         Zero coupon due 1/1/14                                                           $  3,260,500
  60,000,000     AAA         Zero coupon due 1/1/16 (b)                                                         34,642,200
  17,500,000     AAA         Zero coupon due 1/1/17                                                              9,524,375
  25,000,000     AAA         Zero coupon due 1/1/18 (b)                                                         12,907,750
  20,000,000     AAA         Zero coupon due 1/1/19                                                              9,664,200
  20,000,000     AAA         Zero coupon due 1/1/26                                                              6,280,800
     645,000     AAA       Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial Project),
                             10.300% due 3/1/11                                                                    859,314
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                92,724,481
--------------------------------------------------------------------------------------------------------------------------
Finance -- 6.4%
                           Fresno Joint Powers Financing Authority Local Agency Revenue, Series A:
     600,000     BBB+        6.200% due 9/2/03                                                                     614,364
   1,500,000     BBB+        6.550% due 9/2/12                                                                   1,599,645
   3,000,000     AAA       Long Beach Bond Finance Authority Lease Revenue, AMBAC-Insured,
                             5.250% due 5/1/24                                                                   3,141,120
   6,500,000     AA        Los Angeles County Public Works Financing Authority Revenue,
                             5.000% due 10/1/19                                                                  6,743,100
     895,000     Baa1*     Pleasanton Joint Powers Financing Authority Revenue, Series A,
                             6.150% due 9/2/12                                                                     928,679
   5,550,000     AAA       Pomona Public Financing Authority, Series AD, MBIA-Insured,
                             5.000% due 2/1/21                                                                   5,788,927
                           Sacramento City Financing Authority Revenue, Capital Improvement:
   2,000,000     AA-         5.625% due 6/1/30                                                                   2,141,800
                             AMBAC-Insured:
                                Series A:
   5,070,000     AAA              5.500% due 12/1/20                                                             5,591,500
   6,300,000     AAA              5.500% due 12/1/21                                                             6,689,466
   1,600,000     AAA            Solid Waste and Redevelopment Project, 5.875% due 12/1/29                        1,787,968
   2,800,000     AAA       Salida Area Public Facilities Financing Agency, Community Facilities
                             District Special Tax, FSA-Insured, 5.250% due 9/1/18                                3,006,164
   2,875,000     AAA       Santa Ana Financing Authority Lease Revenue, Series A, MBIA-Insured,
                             6.250% due 7/1/24                                                                   3,547,865
   2,000,000     AAA       South Orange County Public Financing Authority Special Tax Revenue,
                             Series A, MBIA-Insured, 7.000% due 9/1/10                                           2,491,980
                           Virgin Islands Public Finance Authority Revenue, Series A:
  10,000,000     BBB-        5.500% due 10/1/18 (b)                                                             10,324,300
   5,000,000     BBB-        6.500% due 10/1/24                                                                  5,633,450
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                60,030,328
--------------------------------------------------------------------------------------------------------------------------
General Obligation -- 5.2%
                           California State GO, Veterans:
   1,000,000     AA-         Series AT, 9.500% due 2/1/10                                                        1,346,910
   2,000,000     AA-         Series AU, 8.400% due 10/1/06                                                       2,422,160
  14,230,000     AAA       Los Angeles Unified School District, Series E, MBIA-Insured,
                             5.125% due 7/1/22 (b)                                                              14,966,545
   4,720,000     AAA       Pasadena Unified School District, Series A, FGIC-Insured, 5.000% due 5/1/20           4,917,485
   1,000,000     Aa1*      San Diego Public Safety Communication Project, 6.650% due 7/15/11                     1,224,950
                           Santa Margarita/Dana Point Authority Revenue, GO:
  20,000,000     AAA         Series A, AMBAC-Insured, 5.125% due 8/1/18 (b)                                     21,269,200
   1,500,000     AAA         Water Improvement Districts 3, 3A, 4 & 4A, Series B, MBIA-Insured,
                             7.250% due 8/1/14                                                                   1,963,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                48,111,125
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                 10  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Hospitals -- 10.3%
$  1,500,000     A         ABAG Finance Authority for Nonprofit Corp. COP, (Rehabilitation
                             Mental Health Services Inc.
                             Project), California Mortgage Insured, 6.550% due 6/1/22                         $  1,533,075
                           California Health Facilities Financing Authority Revenue:
   2,000,000     A           5.550% due 8/15/25                                                                  2,005,940
   5,100,000     VMIG1*      1.150% due 9/1/25 (e)                                                               5,100,000
   2,500,000     AAA         Catholic Health Facilities, AMBAC-Insured, 5.750% due 7/1/15                        2,753,925
   3,000,000     AAA         Catholic Healthcare West, MBIA-Insured, 5.125% due 7/1/24                           3,092,010
  12,000,000     A3*         Cedars-Sinai Medical Center, Series A, 6.125% due 12/1/30 (b)                      12,761,520
                             Industrial Health Facilities, Series A:
     705,000     A              Casa de Las Campanas, 5.500% due 8/1/12                                            762,323
   2,500,000     A              Marshall Hospital, 5.250% due 11/1/18                                            2,618,850
                             Kaiser Permanente:
   3,500,000     AAA            Series A, FSA-Insured, 5.000% due 6/1/18                                         3,693,130
   1,750,000     A              Series B, 5.250% due 10/1/14                                                     1,836,467
   5,145,000     AAA         Stanford Health Care, Series A, FSA-Insured, 5.000% due 11/15/18                    5,415,884
                             Sutter Health, Series A:
                                FSA-Insured:
   1,470,000     AAA              5.125% due 8/15/17                                                             1,565,697
   1,500,000     AAA              5.250% due 8/15/27                                                             1,562,295
   2,000,000     AAA            MBIA-Insured, 5.000% due 8/15/19                                                 2,094,380
                           California Statewide Community Development Authority Revenue COP:
   4,515,000     AAA         Industrial Health Facilities, Unihealth, Series A, AMBAC-Insured,
                             (Escrowed to maturity with U.S. Treasury obligations), 5.500% due 10/1/07           5,242,863
  19,000,000     A           Kaiser Permanente, 5.300% due 12/1/15 (b)                                          19,832,770
   1,100,000     A           Solheim Lutheran Home, 6.500% due 11/1/17                                           1,205,468
                             St. Joseph's Health System:
   4,125,000     AA-            5.500% due 7/1/14                                                                4,220,329
   4,000,000     AA-            5.250% due 7/1/21                                                                4,088,120
                             Sutter Health Obligated Group, MBIA-Insured:
   3,500,000     AAA            5.500% due 8/15/09                                                               3,626,140
     500,000     AAA            6.000% due 8/15/25                                                                 556,490
                           Fresno Health Facilities Revenue, Holy Cross Health System Corp.:
   2,200,000     AA-         5.200% due 12/1/04                                                                  2,302,212
   2,435,000     AA-         5.375% due 12/1/06                                                                  2,535,687
   2,000,000     AA-         5.625% due 12/1/15                                                                  2,057,100
   1,000,000     AAA       Modesto Health Facilities Revenue, Memorial Hospital Association,
                             Series B, MBIA-Insured, 5.125% due 6/1/17                                           1,065,170
   2,000,000     A+        Riverside County Asset Leasing Corp., (Riverside County Hospital
                             Project), Series A, 6.375% due 6/1/09                                               2,053,320
   1,250,000     BBB       Sequoia Hospital District, (Escrowed to maturity with U.S. government
                             securities), 5.375% due 8/15/23 (c)                                                 1,282,850
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                96,864,015
--------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.9%
   1,250,000     AAA       ABAG Finance Authority for Nonprofit Corp., Multi-Family Revenue,
                             (Edgewood Apartments Project), Series A, FNMA-Collateralized,
                             5.700% due 11/1/26                                                                  1,331,800
   6,000,000     NR        California Statewide Community Development Authority, Series E,
                             FNMA-Collateralized, 6.400% due 6/1/28 (d)                                          6,307,320
   1,740,000     AAA       Riverside County Housing Authority, Multi-Family Housing Revenue,
                             Brandon Place Apartments, Series B, FNMA-Collateralized,
                             5.625% due 7/1/29 (d)                                                               1,947,982

                       See Notes to Financial Statements.


                 11  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Housing: Multi-Family -- 1.9% (continued)
$    660,000     AA+       San Francisco City & County Redevelopment Agency, Multi-Family
                             Housing Revenue, 1045 Mission Apartments, Series C,
                             GNMA-Collateralized, .200% due 12/20/17 (d)                                      $    682,143
   1,500,000     Aa1*      San Jose Multi-Family Housing Revenue, Timberwood Apartments,
                             Series A, LOC-Wells Fargo Bank, 7.500% due 2/1/20                                   1,507,875
   3,320,000     AA-       Santa Rosa Mortgage Revenue, (Village Square Apartments Project),
                              Series A, FHA-Insured, 6.875% due 9/1/27                                           3,464,055
   2,755,000     AAA       Victorville Multi-Family Housing Revenue, Wimbledon Apartments,
                             Series A, GNMA-Collateralized, 6.300% due 4/20/31                                   2,895,450
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,136,625
--------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.9%
                           California HFA Revenue Bonds, Home Mortgage:
                             Capital Appreciation:
     350,000     Aa2*           Series 1983-B, FHA-Insured, zero coupon due 8/1/15                                 134,655
     310,000     Aa2*           Series 1984-B, zero coupon due 8/1/16                                               69,068
   2,305,000     Aa2*           Series E, FHA-Insured, Remarketed 10/16/96, 6.375% due 8/1/27 (d)                2,338,307
      10,000     Aa2*        MGIC-Insured, 10.250% due 2/1/14                                                       10,367
                             Single-Family Mortgage:
   2,735,000     AAA            Issue A-2, FHA-Insured, 6.350% due 8/1/15 (d)                                    2,861,959
   2,800,000     AAA            Series B-3, Class II, MBIA-Insured, 5.375% due 8/1/21 (d)                        2,875,348
   3,250,000     AAA       California Rural Home Mortgage Financing Authority, Single-Family
                             Mortgage Revenue, Mortgage-Backed Security, Series D,
                             GNMA/FNMA-Collateralized, 6.000% due 12/1/31 (d)                                    3,460,600
  10,000,000     AAA       California State Department of Veteran Affairs, Home Purchase Revenue,
                             Series A, AMBAC-Insured, 5.350% due 12/1/27 (b)                                    10,410,400
     190,000     Aaa*      Los Angeles Home Mortgage Revenue Bonds, (Second Mortgage Project),
                             GNMA-Collateralized, 8.100% due 5/1/17                                                195,493
   6,000,000     AAA       Pleasanton-Suisun City Home Financing Authority, Home Mortgage
                             Revenue, Series A, (Escrowed  to maturity with U.S. government
                             securities), MBIA-Insured, zero coupon due 10/1/16                                  3,126,900
   1,500,000     AAA       Sacramento County Single-Family Mortgage Revenue, Issue A, GNMA-
                             Collateralized, (Escrowed to maturity with U.S. government securities),
                             8.000% due 7/1/16 (d)                                                               1,923,885
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                27,406,982
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 18.3%
   2,000,000     AAA       Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured,
                             6.200% due 7/16/23                                                                  2,213,720
   1,025,000     Baa2*     Azusa COP, (Capital Improvements Refinancing Project),
                             6.625% due 8/1/13                                                                   1,063,191
  10,000,000     AA        Beverly Hills Public Financing Authority, Lease Revenue, (Capital
                             Improvements Project), Series A, 5.250% due 6/1/28 (b)                             10,420,300
                           California County Tobacco Securitization Agency:
   5,250,000     A1*         5.750% due 6/1/29                                                                   4,773,458
   4,000,000     A1*         6.000% due 6/1/42                                                                   3,602,960
                           California Infrastructure & Economic Development Bank Revenue:
                             MBIA-Insured:
   2,500,000     AAA            Department of Corrections, 5.000% due 9/1/21                                     2,592,125
   5,000,000     AAA            Department of Health Services, Series A, 5.750% due 11/1/24                      5,450,100
   4,000,000     AAA         Series A, AMBAC-Insured, 5.500% due 4/1/32                                          4,295,120
   3,000,000     AAA       Contra Costa County COP, (Capital Projects), AMBAC-Insured,
                             5.250% due 2/1/21                                                                   3,163,110
   3,680,000     AAA       Fontana COP, AMBAC-Insured, 5.000% due 9/1/21                                         3,813,952
   2,770,000     AAA       Fresno County Financing Authority, Solid Waste Revenue, (American
                             Avenue Landfill Project), MBIA-Insured, 5.750% due 5/15/14                          3,049,936

                       See Notes to Financial Statements.


                 12  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Miscellaneous -- 18.3% (continued)
$ 20,000,000     A1*       Golden State Tobacco Securitization Corp., Tobacco Settlement
                             Revenue, Series 2003-A-1, 6.750% due 6/1/39 (b)                                  $ 19,757,000
                           Inland Empire Solid Waste Financing Authority Revenue, FSA-Insured:
   5,000,000     AAA         6.250% due 8/1/11 (d)                                                               5,980,550
   2,500,000     AAA         Pre-Refunded -- escrowed with U.S. government securities to
                               8/1/06 Call @ 102, 6.000% due 8/1/16 (d)                                          2,917,800
   2,345,000     BBB       Kings County Waste Management Authority Solid Waste Revenue,
                             7.200% due 10/1/14 (d)                                                              2,490,343
   2,000,000     AAA       Los Angeles Convention and Exhibition Center Authority Lease
                             Revenue, Series A, MBIA-Insured, 5.375% due 8/15/18                                 2,066,500
   3,250,000     AAA       Los Angeles County Community Facilities, District No. 3, Special
                             Tax Refunding, Series A, FSA-Insured, 5.500% due 9/1/14                             3,635,482
   1,675,000     AAA       Orange County 1996 Recovery COP, Series A, MBIA-Insured,
                             6.000% due 7/1/26                                                                   1,901,376
   2,500,000     AAA       Sacramento County Sanitation District Financing Authority
                             Revenue, AMBAC-Insured, 5.000% due 12/1/27                                          2,550,575
  25,000,000     AAA       San Francisco, CA State Building Authority Lease Revenue,
                             San Francisco Civic Center, Complex-A, AMBAC-Insured,
                             5.250% due 12/1/21 (b)                                                             26,460,000
                           San Francisco City & County COP, San Bruno Jail No. 3,
                             AMBAC-Insured:
  14,000,000     AAA         5.250% due 10/1/26 (b)                                                             14,731,220
  17,445,000     AAA         5.250% due 10/1/33 (b)                                                             18,219,209
   3,205,000     AAA       San Luis Obispo County, (Lopez Dam Improvement Project),
                             Series A, MBIA-Insured, 5.375% due 8/1/30                                           3,383,935
   4,310,000     Aaa*      San Marcos Public Facilities Authority, Public Facilities Revenue,
                             (Escrowed to maturity with U.S. government securities),
                             zero coupon due 1/1/19                                                              2,072,981
   3,460,000     AA-       Santa Barbara County COP, 5.700% due 3/1/11                                           3,655,421
   5,680,000     AAA       Santa Maria Redevelopment Agency, Town Center Package, FSA-
                             Insured, 5.000% due 6/1/16                                                          5,813,082
   2,795,000     AAA       Solano County COP, (Capital Improvement Project), AMBAC-
                             Insured, 5.000% due 11/15/19                                                        2,942,436
   4,200,000     AA-       Sonoma County COP, (Detention Facilities Improvement Project),
                             5.000% due 11/15/13                                                                 4,331,418
   4,135,000     Baa2*     South Napa Waste Management Authority Revenue, 6.500%
                             due 2/15/14 (d)                                                                     4,342,288
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               171,689,588
--------------------------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.5%
                           California Financing Authority:
   2,500,000     CCC         Pacific Gas & Electric Co., Series B, 6.350% due 6/1/09 (d)                         2,516,000
   1,500,000     A+          San Diego Gas & Electric, Series A, 6.800% due 6/1/15 (d)                           1,750,800
   9,900,000     BB          Southern California Edison Co., Series B, 6.400% due 12/1/24 (b)(d)                 9,909,999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,176,799
--------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 3.5%
   1,870,000     Aaa*      California Educational Facilities Authority Revenue, Loyola
                             Marymount University, (Call 4/1/04 @ 102), 5.750% due 10/1/24                       2,002,527
   1,930,000     NR        California Health Facilities Financing Authority Revenue, Daniel
                             Freeman Hospital, (Call 5/1/05 @ 102), 6.500% due 5/1/20                            2,189,508
   1,000,000     AAA       Eastern Municipal Water District Water & Sewer COP, Series A,
                             FGIC-Insured, (Call 7/1/03 @ 102), 5.375% due 7/1/13                                1,033,960
   2,000,000     AAA       Foothill Eastern Corridor Agency, California Toll Revenue, Sr.
                             Lien, Series A, (Call 1/1/07 @ 100), 6.000% due 1/1/34                              2,308,060
     450,000     AAA       Los Angeles Convention & Exhibition Center Authority,
                             (Call 12/1/05 @ 100), 9.000% due 12/1/20                                              545,098
     750,000     A-        Northern California Power Agency, Public Power Revenue, (Geothermal
                             Project No. 3), Series A, (Call 7/1/08 @ 100), 5.000% due 7/1/09                      846,060

                       See Notes to Financial Statements.


                 13  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Pre-Refunded (f) -- 3.5% (continued)
                           Sacramento Municipal Utility District Electric Revenue, Series I,
                             MBIA-Insured, (Call 1/1/04 @ 102):
$  1,720,000     AAA            5.750% due 1/1/15                                                             $  1,821,566
   2,900,000     AAA            5.750% due 1/15/15                                                               3,071,245
   1,250,000     AAA       San Diego Community College District, Lease Revenue, MBIA-Insured
                             , (Call 12/1/06 @ 102), 6.125% due 12/1/16                                          1,489,637
   2,750,000     A2*       San Joaquin County COP, (General Hospital Project 1993),
                             (Call 9/1/03 @ 102), 6.250% due 9/1/13                                              2,874,273
   8,000,000     AA-       St. Joseph's Health System, (Call 7/1/04 @ 102), 6.625% due 7/1/21                    8,747,360
   4,000,000     AAA       Tahoe - Truckee Unified School District, Series A, FGIC-Insured,
                             (Call 8/1/09 @ 101), 5.750% due 8/1/20                                              4,780,720
   1,300,000     AAA       Yolo County Flood Control & Water Conservation District COP,
                             FGIC-Insured, (Call 7/15/03 @ 100), 7.125% due 7/15/15                              1,328,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                33,038,614
--------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 0.2%
   2,000,000     AAA       Monrovia Financing Authority Lease Revenue, AMBAC-Insured,
                               5.125% due 12/1/31                                                                2,068,560
--------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 0.5%
   4,600,000     AAA       Sacramento County COP (Public Facilities Project, Solid Waste
                               Facilities), 5.250% due 12/1/16                                                   5,004,478
--------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 4.8%
   2,000,000     AAA       Anaheim Public Finance Authority, Tax Allocation Revenue, Regular
                             Fixed Option Bonds, MBIA-Insured, 6.450% due 12/28/18                               2,372,500
   1,000,000     Baa3*     Azusa Redevelopment Agency, Tax Allocation, (Merged Project
                             Area), Series A, 6.750% due 8/1/23                                                  1,034,250
      30,000     AAA       Concord Redevelopment Agency, Tax Allocation, Series 3, BIG-Insured,
                             8.000% due 7/1/18                                                                      30,632
   6,000,000     AAA       Corona Redevelopment Agency, Tax Allocation, Redevelopment (Project
                             Area A), Series A, FGIC-Insured, 5.500% due 9/1/24                                  6,285,660
   1,000,000     AAA       El Centro Redevelopment Agency Tax Allocation, MBIA-Insured,
                             6.375% due 11/1/17                                                                  1,172,050
   2,160,000     AAA       Fontana Public Finance Authority, Tax Allocation, Series A, MBIA-
                             Insured, 5.000% due 9/1/20                                                          2,224,714
   3,275,000     BBB+      Garden Grove Community Development Agency, Tax Allocation, (Garden
                             Grove Community Project), 5.700% due 10/1/08                                        3,405,411
                           Hawthorne Community Redevelopment Agency, Tax Allocation, (Project
                             Area 2), (Partially Pre-Refunded-- Escrowed with U.S.
                             government securities to 9/1/04 Call @ 102):
   2,000,000     Baa2*          6.625% due 9/1/14 (f)                                                            2,148,560
   2,100,000     Baa2*          6.700% due 9/1/20 (f)                                                            2,232,741
   6,485,000     AAA       Healdsburg Community Redevelopment Agency Tax Allocation,
                             (Sotoyome Community Development Project), MBIA-Insured,
                             Series A, 5.125% due 8/1/31                                                         6,697,254
   6,500,000     AAA       La Quinta Redevelopment Agency, Tax Allocation, Redevelopment
                             Project Area No. 1, AMBAC-Insured, 5.125% due 9/1/32                                6,713,850
                           Rancho Cucamonga Redevelopment Agency, Tax Allocation, (Rancho
                             Redevelopment Project):
   2,500,000     AAA         FSA-Insured, 5.250% due 9/1/20                                                      2,671,225
                             MBIA-Insured:
   2,445,000     AAA            5.250% due 9/1/16                                                                2,641,138
   1,000,000     AAA            5.250% due 9/1/26                                                                1,051,710
   2,000,000     AAA       San Jose Redevelopment Agency, Tax Allocation, (Merged Area
                             Redevelopment Project), MBIA-Insured, 5.250% due 8/1/16                             2,074,380
   2,000,000     AAA       Vista Community Development Commission Tax Allocation Revenue,
                             (Vista Redevelopment Project), MBIA-Insured, 5.250% due 9/1/15                      2,110,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                44,866,175
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                 14  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Transportation -- 5.5%
$  1,250,000     AAA       Fresno Airport Revenue, Series A, FSA-Insured, 5.500% due 7/1/30                   $  1,333,200
   2,000,000     AAA       Los Angeles County Metropolitan Transportation Authority, Sales
                             Tax Revenue, Series A, MBIA-Insured, 5.625% due 7/1/18                              2,067,780
   2,000,000     A3*       Port of Oakland Special Facilities Revenue, Series A, 6.750% due 1/1/12 (d)           2,025,760
   9,000,000     AAA       Sacramento County Airport System Revenue, Series A, MBIA-Insured,
                             5.900% due 7/1/24 (d)                                                               9,873,630
     400,000     A1*       Sacramento Regional Transportation District COP, Series A, 6.400% due 3/1/03            400,000
                           San Francisco Bay Area Rapid Transportation District Sales Tax
                             Revenue, AMBAC-Insured:
  15,270,000     AAA         5.000% due 7/1/28 (b)                                                              15,540,584
  17,000,000     AAA         5.000% due 7/1/31 (b)                                                              17,299,880
   3,000,000     AAA       San Francisco City and County Airports Commission, International
                             Airport Revenue, FGIC-Insured, 6.500% due 5/1/19 (d)                                3,204,420
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                51,745,254
--------------------------------------------------------------------------------------------------------------------------
Utilities -- 2.5%
     900,000     VMIG 1*   Los Angeles Water & Power Revenue, Series B-6, 1.150% due 7/1/34 (e)                    900,000
     360,000     A-        Northern California Power Agency, Public Power Revenue, (Geothermal
                             Project No. 3), Series A, 5.000% due 7/1/09                                           361,073
   2,000,000     AAA       Redding Electric System Revenue COP, Regular Linked SAVRS &
                             RIBS, MBIA-Insured, 6.368% due 7/1/22                                               2,445,340
                           Sacramento Municipal Utility District Electric
                           Revenue:
                             MBIA-Insured:
   4,500,000     AAA            Series D, 5.250% due 11/15/20                                                    4,640,535
   6,000,000     AAA            Series N, 5.000% due 8/15/28                                                     6,119,940
     805,000     AAA            Unrefunded Balance 2001, Series I, 5.750% due 1/1/15                               847,432
   3,000,000     A           Series E, 5.700% due 5/15/12                                                        3,081,240
   5,000,000     AAA       Southern California Public Power Authority, Power Project Revenue,
                             (Mead Adelanto Project), Series A, AMBAC-Insured, 5.000% due 7/1/17                 5,202,650
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                23,598,210
--------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 19.5%
   1,240,000     AAA       Anaheim Public Financing Authority Revenue, Water Utility,
                             Lenain Filtration Project), FGIC-Insured, 5.250% due 10/1/19                        1,308,299
                           California State Department of Water Resources, Central Valley
                             Project Revenue:
   2,000,000     AA          Series L, 5.500% due 12/1/23                                                        2,051,300
   1,000,000     AA          Series O, 5.000% due 12/1/22                                                        1,017,310
   5,000,000     AA          Series S, 5.000% due 12/1/19                                                        5,217,350
  11,000,000     AA          Series U, 5.000% due 12/1/29 (b)                                                   11,143,550
                           Castaic Lake Water Agency Revenue COP, (Water System
                             Improvement Project), AMBAC-Insured:
   7,270,000     AAA         5.250% due 8/1/19                                                                   7,796,857
   7,615,000     AAA         5.125% due 8/1/30                                                                   7,824,717
   6,000,000     AAA       Clovis Sewer Revenue Refunding, MBIA-Insured, 5.200% due 8/1/28                       6,238,800
   4,000,000     AAA       Cucamonga County Water District COP, FGIC-Insured, 5.125% due 9/1/31                  4,132,000
                           East Bay Municipal Utility District Wastewater Treatment Systems Revenue:
                             FGIC-Insured:
   8,400,000     AAA            5.000% due 6/1/26                                                                8,522,976
  11,440,000     AAA            5.000% due 6/1/26 (b)                                                           11,607,482
   8,400,000     AAA         MBIA-Insured, 5.000% due 6/1/26                                                     8,581,440
                           Eastern Municipal Water District COP, Water & Sewer Revenue:
   1,000,000     AAA         FGIC-Insured, 6.750% due 7/1/12                                                     1,241,240
  17,750,000     AAA         Series A, MBIA-Insured, 5.250% due 7/1/23 (b)                                      18,619,750
   1,900,000     AAA       El Centro Financing Authority, Water & Wastewater Revenue,
                             Series A, AMBAC-Insured, 5.125% due 10/1/27                                         1,961,389

                       See Notes to Financial Statements.


                 15  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2003
================================================================================

   FACE
  AMOUNT         RATING(a)                                    SECURITY                                            VALUE
==========================================================================================================================
Water and Sewer -- 19.5% (continued)
$  4,000,000     AAA       Livermore-Amador Valley Water Management Agency, Sewer
                             Revenue, Series A, AMBAC-Insured, 5.000% due 8/1/31                              $  4,071,240
   2,430,000     AAA       Los Angeles Wastewater System Revenue, Series A, MBIA-Insured,
                             5.700% due 6/1/09                                                                   2,505,622
                           Metropolitan Water District, Southern California Waterworks Revenue:
                             Series A:
   1,000,000     AA             5.000% due 7/1/18                                                                1,044,500
  12,900,000     AA             4.750% due 7/1/22 (b)                                                           13,066,410
  13,150,000     AA             5.000% due 7/1/26 (b)                                                           13,354,088
  12,430,000     AAA            MBIA-Insured, 5.000% due 7/1/30 (b)                                             12,622,914
   4,500,000     AA          Series C, 5.250% due 7/1/16                                                         4,826,160
   1,925,000     AAA       Morgan Hill COP, (Water Systems Improvement Projects), FSA-Insured,
                             5.125% due 6/1/21                                                                   2,027,237
   4,560,000     AAA       Pittsburg Public Financing Authority, Wastewater Revenue,
                             Series A, FGIC-Insured, 5.375% due 6/1/22                                           4,736,290
   6,575,000     AAA       Placer County Water Agency Revenue COP, (Capital Improvement
                             Projects), AMBAC-Insured, 5.500% due 7/1/29                                         7,012,369
                           Pomona Public Financing Authority Revenue:
   2,855,000     AAA         Series Q, MBIA-Insured, 5.750% due 12/1/15                                          3,189,663
   2,500,000     AAA         Water Facilities Project, Series AA, FSA-Insured, 5.000% due 5/1/29                 2,546,775
   6,875,000     AAA       San Diego PFA, Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20                        7,070,456
   2,820,000     AAA       Sunnyvale Financing Authority, Water & Wastewater Revenue,
                             AMBAC-Insured, 5.000% due 10/1/22                                                   2,931,475
   4,350,000     AAA       Vallejo Parity Revenue Refunding, (Water Improvement Project),
                             Series A, FSA-Insured, 5.250% due 5/1/29                                            4,534,179
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               182,803,838
--------------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $839,024,323**)                                                           $938,193,702
==========================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) All or a portion of this security has been segregated for open futures contract commitments.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is $837,306,315.

      See pages 17 and 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


                 16  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA"' have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

A      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC       predominantly speculative with respect to capacity to pay interest and CC and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainities or major risk, exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                 17  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financial Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MGIC       -- MGIC Investment Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PFA        -- Public Financing Authority
PSFG       -- Permanent School Fund Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
SAVRS      -- Select Auction Variable Rate Securities
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
SYCC       -- Structured Yield Curve Certificate
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand


                 18  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            February 28, 2003
================================================================================

ASSETS:
     Investments, at value (Cost -- $839,024,323)                                     $ 938,193,702
     Cash                                                                                    63,704
     Interest receivable                                                                 10,987,894
     Receivable for securities sold                                                       8,510,900
     Receivable for Fund shares sold                                                      1,780,099
---------------------------------------------------------------------------------------------------
     Total Assets                                                                       959,536,299
---------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable to broker -- variation margin                                                2,539,063
     Payable for Fund shares purchased                                                    1,870,914
     Dividends payable                                                                    1,592,202
     Investment advisory fee payable                                                        236,591
     Administration fee payable                                                             139,351
     Distribution fees payable                                                               52,404
     Accrued expenses                                                                       178,463
---------------------------------------------------------------------------------------------------
     Total Liabilities                                                                    6,608,988
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 952,927,311
===================================================================================================

NET ASSETS:
     Par value of capital shares                                                      $      56,868
     Capital paid in excess of par value                                                894,171,574
     Undistributed net investment income                                                  1,607,584
     Accumulated net realized loss from security transactions and futures contracts     (22,877,781)
     Net unrealized appreciation of investments and futures contracts                    79,969,066
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 952,927,311
===================================================================================================
Shares Outstanding:
     Class A                                                                             43,771,940
     ----------------------------------------------------------------------------------------------
     Class B                                                                              9,411,396
     ----------------------------------------------------------------------------------------------
     Class L                                                                              3,685,006
     ----------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                   $       16.76
     ----------------------------------------------------------------------------------------------
     Class B *                                                                        $       16.74
     ----------------------------------------------------------------------------------------------
     Class L **                                                                       $       16.72
     ----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)                $       17.46
     ----------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                $       16.89
===================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


                 19  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended February 28, 2003
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $ 51,180,180
-----------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 3)                                                 2,909,232
     Distribution fees (Note 3)                                                       2,607,909
     Administration fee (Note 3)                                                      1,845,540
     Shareholder and system servicing fees                                              216,036
     Audit and legal                                                                    154,941
     Custody                                                                             85,684
     Shareholder communications                                                          63,713
     Registration fees                                                                   42,204
     Directors' fees                                                                     36,226
     Other                                                                               16,307
-----------------------------------------------------------------------------------------------
     Total Expenses                                                                   7,977,792
-----------------------------------------------------------------------------------------------
Net Investment Income                                                                43,202,388
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)                        2,170,589
       Futures contracts                                                             (6,760,074)
-----------------------------------------------------------------------------------------------
     Net Realized Loss                                                               (4,589,485)
-----------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
       Beginning of year                                                             85,392,799
       End of year                                                                   79,969,066
-----------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                                         (5,423,733)
-----------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                       (10,013,218)
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $ 33,189,170
===============================================================================================

                       See Notes to Financial Statements.


                 20  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended February 28,
================================================================================

                                                                                   2003             2002
=============================================================================================================
OPERATIONS:
     Net investment income                                                     $  43,202,388    $  42,341,309
     Net realized gain (loss)                                                     (4,589,485)         587,311
     Increase (decrease) in net unrealized appreciation                           (5,423,733)      11,578,634
-------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                       33,189,170       54,507,254
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES2 AND11):
     Net investment income                                                       (42,834,733)     (42,026,185)
-------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                   (42,834,733)     (42,026,185)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                            152,922,831      201,616,611
     Net asset value of shares issued in connection with the transfer of the
       Greenwich Street California Municipal Fund's net assets (Note 6)                 --         50,982,480
     Net asset value of shares issued for reinvestment of dividends               23,106,619       22,421,870
     Cost of shares reacquired                                                  (190,165,123)    (242,989,216)
-------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions              (14,135,673)      32,031,745
-------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                (23,781,236)      44,512,814

NET ASSETS:
     Beginning of year                                                           976,708,547      932,195,733
-------------------------------------------------------------------------------------------------------------
     End of year*                                                              $ 952,927,311    $ 976,708,547
=============================================================================================================
* Includes undistributed net investment income of:                             $   1,607,584    $   1,251,830
=============================================================================================================

                       See Notes to Financial Statements.


                 21  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney California Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices as provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,480 has been reclassified to paid-in-capital. Net investment income, net realized loss and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001 and recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $581,150 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


                 22  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. The investment advisory fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended February 28, 2003, the Fund paid transfer agent fees of $171,014 to CTB.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM and PFSDistributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2003, CGM and its affiliates received sales charges of approximately $866,000 and $100,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended February 28, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                   Class A         Class B         Class L
================================================================================
CDSCs                              $32,000        $209,000         $14,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended February 28, 2003, total Distribution Plan fees incurred were:

                                    Class A         Class B         Class L
================================================================================
Distribution Plan Fees            $1,117,814      $1,061,426       $428,669
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


                 23  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4. Investments

During the year ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $117,219,973
--------------------------------------------------------------------------------
Sales                                                                185,445,659
================================================================================

At February 28, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $ 102,043,084
Gross unrealized depreciation                                        (1,155,697)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 100,887,387
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of)the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At February 28, 2003, the Fund had the following open futures contracts:

                            Number of                       Basis           Market        Unrealized
                            Contracts     Expiration        Value            Value           Loss
======================================================================================================
To Sell:
U.S. Treasury Bonds           3,125          3/03       $342,713,750     $361,914,063    $(19,200,313)
======================================================================================================


                 24  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Transfer of Net Assets

On January 18, 2002, the Fund acquired the assets and certain liabilities of the Greenwich Street California Municipal Fund pursuant to a plan of reorganization approved by Greenwich Street California Municipal Fund shareholders on January 14, 2002. Total Class A shares issued by the Fund, the total net assets of the Greenwich Street California Municipal Fund and total net assets of the Fund on the date of the transfer were as follows:

                                             Class A Shares Issued              Total Net Assets of the             Total Net Assets
Acquired Portfolio                                by the Fund         Greenwich Street California Municipal Fund       of the Fund
====================================================================================================================================
Greenwich Street California Municipal Fund         3,013,079                          $50,982,480                     $925,778,885
====================================================================================================================================

The total net assets of the Greenwich Street California Municipal Fund before acquisition included unrealized appreciation of $8,200,190, accumulated net realized loss of $94,090 and undistributed net investment loss of $5,384. Total net assets of the Fund immediately after the transfer were $976,761,365. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7. Capital Loss Carryforward

At February 28, 2003, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $23,282,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs at the end of February of the year indicated:

                                    2007          2008         2009         2011
================================================================================
Carryforward Amounts          $2,336,000   $11,079,000   $4,885,000   $4,982,000
================================================================================

In addition, the Fund had $18,795,652 of capital losses realized after October 31, 2002, which were deferred, for tax purposes, to the first day of the following year.

8. Income Tax Information and Distributions to Shareholders

At February 28, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                   $   1,494,460
--------------------------------------------------------------------------------
Accumulated capital loss                                            (23,282,442)
--------------------------------------------------------------------------------
Unrealized appreciation                                             100,887,387
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to mark-to-market of futures contracts and AICPA amortization adjustments.

The tax character of distributions paid during the year ended February 28, 2003 was:

================================================================================
Tax-exempt income                                                    $42,791,344
Ordinary income                                                           43,389
--------------------------------------------------------------------------------
Total                                                                $42,834,733
================================================================================


                 25  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

9. Concentration of Credit

The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

10. Capital Shares

At February 28, 2003, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                              Year Ended                              Year Ended
                                                           February 28, 2003                       February 28, 2002
                                                    --------------------------------      --------------------------------
                                                       Shares             Amount             Shares            Amount
==========================================================================================================================
Class A
Shares sold                                          6,865,113        $ 115,404,814         9,416,493       $ 158,033,605
Net asset value of shares issued in connection
   with the transfer of Greenwich Street
   California Municipal Fund's net assets
   (Note 6)                                                 --                   --         3,013,079          50,982,480
Shares issued on reinvestment                        1,073,073           18,045,904         1,020,525          17,108,860
Shares reacquired                                   (8,295,606)        (139,736,628)      (11,098,583)       (186,056,352)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (357,420)       $  (6,285,910)        2,351,514       $  40,068,593
==========================================================================================================================
Class B
Shares sold                                          1,453,307        $  24,480,955         1,746,892       $  29,357,451
Shares issued on reinvestment                          203,405            3,416,150           222,952           3,733,398
Shares reacquired                                   (2,292,714)         (38,569,588)       (2,905,565)        (48,658,273)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (636,002)       $ (10,672,483)         (935,721)      $ (15,567,424)
==========================================================================================================================
Class L
Shares sold                                            773,862        $  13,037,062           847,236       $  14,225,555
Shares issued on reinvestment                           98,008            1,644,565            94,359           1,579,612
Shares reacquired                                     (705,628)         (11,858,907)         (493,284)         (8,274,591)
--------------------------------------------------------------------------------------------------------------------------
Net Increase                                           166,242        $   2,822,720           448,311       $  7,530,576
==========================================================================================================================

11. Distributions Paid to Shareholders by Class

                                          Year Ended             Year Ended
                                       February 28, 2003      February 28, 2002
================================================================================
Net Investment Income
Class A                                   $33,776,815            $32,532,477
Class B                                    6,604,782              7,222,148
Class L                                    2,453,136              2,271,560
--------------------------------------------------------------------------------
Total                                    $42,834,733            $42,026,185
================================================================================


                 26  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares                                  2003(1)      2002(1)      2001(1)     2000(1)(2)      1999(1)
=============================================================================================================
Net Asset Value, Beginning of Year             $  16.93     $  16.70     $  15.28     $  16.93       $  16.99
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.77         0.79         0.79         0.78           0.77
  Net realized and unrealized gain (loss)(3)      (0.17)        0.22         1.41        (1.67)          0.07
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.60         1.01         2.20        (0.89)          0.84
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.77)       (0.78)       (0.78)       (0.76)         (0.78)
  In excess of net investment income               --           --           --           --            (0.02)
  Net realized gains                               --           --           --           --            (0.10)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.77)       (0.78)       (0.78)       (0.76)         (0.90)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  16.76     $  16.93     $  16.70     $  15.28       $  16.93
-------------------------------------------------------------------------------------------------------------
Total Return                                       3.59%        6.20%       14.70%       (5.36)%         5.02%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    734     $    747     $    698     $    628       $    769
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.70%        0.68%        0.68%        0.70%          0.68%
  Net investment income(3)                         4.58         4.68         4.91         4.99           4.53
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              12%          21%          29%          29%            13%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended February 28, 2002, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.77, $0.24 and 4.61%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.


                 27  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares                                  2003(1)      2002(1)      2001(1)     2000(1)(2)      1999(1)
==============================================================================================================
Net Asset Value, Beginning of Year             $  16.92     $  16.69     $  15.28     $  16.93       $  16.98
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.68         0.69         0.70         0.70           0.68
  Net realized and unrealized gain (loss)(3)      (0.18)        0.24         1.41        (1.68)          0.08
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.50         0.93         2.11        (0.98)          0.76
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.68)       (0.70)       (0.70)       (0.67)         (0.69)
  In excess of net investment income               --           --           --           --            (0.02)
  Net realized gains                               --           --           --           --            (0.10)
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.68)       (0.70)       (0.70)       (0.67)         (0.81)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  16.74     $  16.92     $  16.69     $  15.28       $  16.93
--------------------------------------------------------------------------------------------------------------
Total Return                                       3.02%        5.69%       14.06%       (5.87)%         4.56%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    157     $    170     $    183     $    196       $    247
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.22%        1.20%        1.19%        1.22%          1.20%
  Net investment income(3)                         4.06         4.14         4.39         4.47           4.02
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              12%          21%          29%          29%            13%
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended February 28, 2002, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.68, $0.25 and 4.07%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.


                 28  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class L Shares                                  2003(1)      2002(1)      2001(1)     2000(1)(2)     1999(1)(3)
===============================================================================================================
Net Asset Value, Beginning of Year             $  16.90     $  16.68     $  15.26     $  16.91       $  16.97
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                         0.68         0.69         0.69         0.69           0.67
  Net realized and unrealized gain (loss)(4)      (0.19)        0.22         1.42        (1.68)          0.07
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.49         0.91         2.11        (0.99)          0.74
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.67)       (0.69)       (0.69)       (0.66)         (0.68)
  In excess of net investment income               --           --           --           --            (0.02)
  Net realized gains                               --           --           --           --            (0.10)
---------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.67)       (0.69)       (0.69)       (0.66)         (0.80)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  16.72     $  16.90     $  16.68     $  15.26       $  16.91
---------------------------------------------------------------------------------------------------------------
Total Return                                       2.99%        5.59%       14.09%       (5.92)%         4.45%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $     62     $     60     $     51     $     38       $     48
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.26%        1.25%        1.24%        1.28%          1.24%
  Net investment income(4)                         4.01         4.12         4.34         4.41           3.97
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              12%          21%          29%          29%            13%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended February 28, 2002, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.68, $0.23 and 4.05%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended February 28, 2003, 99.90% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and California state income tax purposes.


                 29  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney California Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney California Municipals Fund Inc. ("Fund") as of February 28, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                    /s/ KPMG LLP


New York, New York
April 14, 2003


                 30  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of the Smith Barney California Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholder Services at 1-800-451-5445).

                                                                                                    Number of
                                                 Term of                                           Portfolios
                                               Office* and           Principal                     in the Fund            Other
                               Position(s)      Length of          Occupation(s)                     Complex          Directorships
                                Held with         Time              During Past                     Overseen            Held by
Name, Address and Age             Fund           Served             Five Years                     by Director          Director
===================================================================================================================================
Non-Interested
Directors:

Herbert Barg                    Director          Since     Retired                                    44                 None
1460 Drayton Lane                                 1984
Wynewood, PA 19096
Age: 79

Dwight B. Crane                 Director          Since     Professor -- Harvard Business School       51                 None
Harvard Business School                           1988
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age: 65

Burt N. Dorsett                 Director          Since     President - Dorsett McCabe Capital         28                 None
201 East 62nd Street                              1994      Management Inc.; Chief Investment
Apt. 3C                                                     Officer - Leeb Capital Management Inc.
New York, NY 10021                                          1999-Present
Age: 72

Elliot S. Jaffe                 Director          Since     Chairman of The Dress Barn Inc.            28         Zweig Total Return
The Dress Barn Inc.                               1994                                                            Fund; Zweig Fund,
Executive Office                                                                                                  Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age: 76

Stephen E. Kaufman              Director          Since     Attorney                                   62                 None
Stephen E. Kaufman PC                             1984
277 Park Avenue
47th Floor
New York, NY 10172
Age: 71

Joseph J. McCann                Director          Since     Retired                                    28                 None
200 Oak Park Place                                1984
Suite One
Pittsburgh, PA 15243
Age: 72

Cornelius C. Rose, Jr.          Director          Since     Chief Executive Officer -                  28                 None
Meadowbrook Village                               1994      Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age: 70


                 31  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                    Number of
                                                 Term of                                           Portfolios
                                               Office* and           Principal                     in the Fund            Other
                               Position(s)      Length of          Occupation(s)                     Complex          Directorships
                                Held with         Time              During Past                     Overseen            Held by
Name, Address and Age             Fund           Served             Five Years                     by Director          Director
===================================================================================================================================
Interested Director:

R. Jay Gerken**                Chairman,          Since     Managing Director of CGM;                  225                N/A
Citigroup Global Markets       President and      2002      Chairman, President and Chief
Inc. ("CGM")                   Chief Executive              Executive Officer of Smith Barney
399 Park Avenue, 4th Floor     Officer                      Fund Management LLC ("SBFM"),
New York, NY 10022                                          Travelers Investment Adviser, Inc.
Age 51                                                      ("TIA") and Citi Fund Management Inc.

Officers:

Lewis E. Daidone               Senior Vice        Since     Managing Director of CGM;                  N/A                N/A
CGM                            President and      1995      Director and Senior Vice President of
125 Broad Street               Chief                        SBFM and TIA; Former Chief Financial
11th Floor                     Administrative               Officer and Treasurer of mutual funds
New York, NY 10004             Officer                      affiliated with Citigroup Inc.
Age 45

Richard L. Peteka              Chief Financial    Since     Managing Director of CGM; Director         N/A                N/A
CGM                            Officer and        2002      and Head of Internal Control for
125 Broad Street, 11th Floor   Treasurer                    Citigroup Asset Management U.S.
New York, NY 10004                                          Mutual Fund Administration from
Age 41                                                      1999-2002; Vice President, Head of
                                                            Mutual Fund Administration and
                                                            Treasurer of Oppenheimer Capital
                                                            from 1996-1999

Joseph P. Deane                Vice President     Since     Managing Director of CGM;                  N/A                N/A
CGM                            and Investment     1989      Investment Officer of SBFM
399 Park Avenue, 4th Floor     Officer
New York, NY 10001
Age: 54

Kaprel Ozsolak                 Controller         Since     Vice President of CGM                      N/A                N/A
CGM                                               2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor             Secretary          Since     Managing Director of CGM;                  N/A                N/A
CGM                                               1995      General Counsel and Secretary
300 First Stamford Place                                    of SBFM and TIA
4th Floor
Stamford, CT 06902
Age: 52

----------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


                 32  Smith Barney California Municipals Fund Inc.
                        2003 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
CALIFORNIA MUNICIPALS FUND INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS

Herbert Barg
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholders Services
P.O. Box 9662
Providence, Rhode Island
02940-9662


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney California Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


(C) 2003 Citigroup Global Markets Inc.
Member NASD, SIPC


FD2209 4/03                                                              03-4666